THOMPSON COBURN LLP
One US Bank Plaza
St. Louis, MO  63101
(314) 552-6295
November 5, 2010

EDGAR  CORRESPONDENCE

Linda B. Stirling, Esq.
Senior Counsel
U.S. Securities and Exchange Commission
Division of Investment Management
450 5th Street, NW, 5-6
Washington, DC  20549

Re:  MainGate Trust

Dear Linda:

We have worked with you for many years and we appreciate your advice, guidance and substantial knowledge of the 1940 Act, as well as your prompt review and timely assistance in meeting our clients’ deadlines.

If possible, we would appreciate your review and comments on the initial Form N-8A and Form N-1A for the MainGate Trust filed today on behalf of its initial series, the MainGate MLP Fund (the “Fund”).   The Fund will invest primarily in master limited partnership (“MLP”) interests which are listed and traded on U.S. securities exchanges.  The Fund will concentrate its investments in the energy sector by investing in MLP interests that derive their revenues from energy infrastructure assets or energy-related assets or activities .

We note that the SEC staff recently has reviewed and declared effective initial registration statements for similar MLP funds that invest in the energy sector.  Cushing MLP Premier Fund, a series of Cushing MLP Funds Trust (SEC File Nos. 333-167481 and 811-22428) was declared effective in October 2010.  SteelPath MLP Alpha Fund, a series of SteelPath MLP Funds Trust (SEC File Nos. 333-163614 and 811-22363) was declared effective in March 2010.

If you would like to discuss tax issues that are unique to MLPs and the Fund (which will be taxed as a corporation and not a RIC under the Internal Revenue Code), I would appreciate the opportunity to introduce you to my tax partner, Ed Buchholz, during a teleconference.  He is extremely knowledgeable in this area and he has been great about sharing his expertise.

We look forward to receiving your comments.  Please call me at your convenience at (314) 552-6295.

Sincerely,

THOMPSON COBURN LLP

By:  /s/ Dee Anne Sjögren